Exhibit 10.1

COMMON STOCK SUBSCRIPTION AGREEMENT

PANTHER BIOTECHNOLOGY, INC.

Panther Biotechnology, Inc., a Nevada corporation (the “Company”), is offering for purchase to a limited number of qualified investors up to an aggregate of $750,000.00 (the “Maximum Amount”) in shares of common stock of the Company (the “Shares” or the “Securities”) (the “Offering”) for $0.15 per Share. The Shares are being offered on a “best efforts, no minimum” basis to a limited number of accredited investors and non-“U.S. Persons”. The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by Rule 506(b) of Regulation D and Regulation S of the Securities Act of 1933, as amended. The minimum investment is $25,000.00, although the Company may, in its discretion, accept subscriptions for a lesser amount. The Company reserves the right to reject orders for the purchase of Shares in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection. There is no minimum amount required for an initial closing, and all proceeds will be available for immediate use by the Company. Additionally, the Company, in its sole discretion, may waive or increase the Maximum Amount, without notice to prospective investors or subscribers in the Offering.

INSTRUCTIONS TO INVESTORS

Persons wishing to subscribe for Shares in the Company must perform the following:

1.	Thoroughly read and review (a) the Common Stock Subscription Agreement attached hereto; and (b) the Information for Residents of Certain States, attached hereto as Exhibit A.

2.	Complete page 2, being certain to indicate, your name, entity type, the number of Shares you will purchase and the total purchase price.

3.	Complete and execute pages 14 to 18 (as applicable), and 19 to 26, as applicable. These pages must be fully completed as applicable and signed.

4.	Wire funds to the Company:

Wells Fargo Bank, N.A.

420 Montgomery

San Francisco, CA 94104

ABA# 121000248

For the Account of: Panther Biotechnology, Inc.

888 Prospect Street, Suite #200, La Jolla, CA 92037

Account # 6694628568

Or mail funds to the Company at the following address:

Panther Biotechnology, Inc.

Attn: Evan Levine

888 Prospect Street, Suite #200, La Jolla, CA 92037

5.	FedEx original signature pages to:

Panther Biotechnology, Inc.

Attn: Evan Levine

888 Prospect Street, Suite #200, La Jolla, CA 92037

Note to Partnership, Corporate and Trust Subscribers:

—	Partnerships provide a copy of the partnership agreement, as amended to date, showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documentation to do so.
—	Corporations provide a copy and the filing date of the articles of incorporation and bylaws, as amended to date, and a corporate resolution authorizing the purchase of the Shares and giving authority to the person(s) signing the subscription documents to do so.
—	Limited Liability Companies provide a copy and the filing date of the articles of organization and operating agreement, as amended to date, and a resolution authorizing the purchase of the Shares and giving authority to the person(s) signing the subscription documents to do so.
—	Trusts provide a copy of the trust agreement as amended to date, showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documentation to do so.

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COMMON STOCK SUBSCRIPTION AGREEMENT

IN

PANTHER BIOTECHNOLOGY, INC.

Panther Biotechnology, Inc.

Attn: Evan Levine

888 Prospect Street

Suite #200

La Jolla, CA 92037

A.     Subscription. This Agreement has been executed by __________________________, a/an ______________________(Individual/Corporation/LLC/Trust/Partnership), residing and/or having a principal place of business in ____________________(Country/State and City) (“Purchaser”, or “Subscriber”) in connection with the subscription to purchase ____________ shares of the common stock (the “Common Stock”, the “Shares” or the “Securities”) of Panther Biotechnology, Inc., a Nevada corporation (the “Company”). This Common Stock Subscription Agreement is referred to herein as the “Agreement”. The sale of the Shares is part of an offering of an aggregate of $750,000.00 (the “Maximum Amount”), in Shares to multiple investors, as part of a “best efforts, no minimum” offering, defined herein as the “Offering”) by the Company. The minimum investment is $25,000.00, although the Company may, in its discretion, accept subscriptions for a lesser amount. The Company reserves the right to reject orders for the purchase of Shares in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection. There is no amount required for an initial closing, and all proceeds will be available for immediate use by the Company. The Shares shall be purchased for a $0.15 per Share (the “Purchase Price”). The Company, in its sole discretion, may waive or increase the Maximum Amount, without notice to prospective investors or subscribers in the Offering.

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

B.     Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company.

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C.     Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i)     Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

ii)

(1)     Subscriber is an Accredited Investor; “Accredited Investor” means:

(A) an individual who has a net worth (either individually or jointly with spouse) in excess of $1,000,000 (excluding the individual’s principal residence); or an individual who had an individual income (NOT including joint income with spouse) in excess of $200,000 in each of the two most recent tax years and reasonably expects individual income in excess of $200,000 during the current tax year; or an individual who had an income (including joint income with spouse) in excess of $300,000 in each of the two most recent tax years and reasonably expects individual income in excess of $300,000 during the current tax year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code; or

(B) an entity which is one of the following, not formed solely for the purpose of subscribing for the Securities:

(a)	A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act,” the “Securities Act” or the “1933 Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether acting in an individual or a fiduciary capacity;

(b)	An insurance company, as defined in Section 2(13) of the Securities Act of 1933;

(c)	An investment company registered under the Investment Company Act of 1940;

(d)	A business development company, as defined in Section 2(a) (48) of the Investment Company Act of 1940;

(e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

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(f)	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by Subscriber as a plan fiduciary, as defined in Section 3(21) of such Act, and Subscriber is a bank, insurance company or a registered investment advisor, or has total assets in excess of $5 million;

(g)	A private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940;

(h)	An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million;

(i)	An irrevocable trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment;

(j)	A revocable trust that is revocable by its grantors, each of whose grantors is an accredited investor, qualifies as an accredited investor for the purposes of the subscription (each grantor should complete the individual accredited information questionnaire, and describe the fact that they are grantors of the trust on such individual questionnaire below); or

(k)	An entity in which all of the equity owners are Accredited Investors; or

(2) a non “U.S. person” as such term is defined under Regulation S as promulgated by the Securities and Exchange Commission (“SEC”) under authority of the Securities Act; resides outside of the United States; was not solicited for an investment in this Offering by the Company or any person or entity acting on its behalf while he, she or it, was located within the United States; has not entered into this Agreement inside the United States; and certifies under penalty of perjury that it is neither a citizen nor a resident of the United States and the following definitions and acknowledgements are applicable to the current purchase.

(A) A “U.S. person” is defined by Regulation S of the Securities Act as:

•	Any natural person resident in the United States;

•	Any partnership or corporation organized or incorporated under the laws of the United States;

•	Any estate of which any executor or administrator is a U.S. person;

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•	Any trust of which any trustee is a U.S. person;

•	Any agency or branch of a foreign entity located in the United States;

•	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

•	Any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts;

(B) At the time the buy order for the Securities was originated, Subscriber was outside the United States;

(C) Subscriber is purchasing the Securities for his, her or its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;

(D) All offering documents received by the Subscriber include statements to the affect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the 1933 Act or an exemption from the registration requirement is available;

(E) Subscriber has been informed that the Securities will not be registered in the United States under the 1933 Act, and are being offered and sold pursuant to this Agreement in reliance on an exemption from the registration requirements of the 1933 Act for non-public offerings;

(F) The “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia; and

(G) The Subscriber will comply with all of the requirements of Regulation S of the 1933 Act.

iii)     The Subscriber is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities. No one other than the Subscriber has any beneficial interest in said securities. No person has made to the Subscriber any written or oral representations: (x) that any person will resell or repurchase any of the Securities; (y) that any person will refund the purchase price of any of the Securities, or (z) as to the future price or value of any of the Securities;

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iv)     Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth herein and attached hereto;

v)     Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi)     Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or another adviser(s);

vii)     Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering and the Securities, and all such questions have been answered to the full satisfaction of Subscriber. The Company has not supplied Subscriber any information for investment purposes other than as contained in this Agreement and the attachments hereto, and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information whatsoever, including, but not limited to, any presentations or other materials, other than this Agreement, provided to the Subscriber by the Company;

viii)     The Subscriber recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost. The purchase of Securities as an investment involves special risks;

ix)     The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Subscriber is a bona fide resident and domiciliary of the state set forth in the Investor Application (the “Qualification Questionnaire”) and has no present intention to become a resident of any other state or jurisdiction;

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x)     Subscriber acknowledges and is aware of the following:

(1)     There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the 1933 Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the 1933 Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the 1933 Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer;

(2)     No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities;

(3)      The Securities have not been approved or registered under any Blue Sky law or with any State Securities Division, and as such, there may be restrictions on the sale or transfer of such Securities under State law; and

(4)      The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal, state and provincial securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction; provided, however, that upon any such rescission, the Company shall promptly return to Subscriber all funds received by the Company from the Subscriber prior to such rescission.

xi)     The Subscriber has carefully considered and has, to the extent he, she or it believes such discussion is necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her or its particular tax and financial situation and that the Subscriber and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it;

xii)     The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

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xiii)     The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

xiv)     The Subscriber confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment. The Subscriber also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

xv)     The Subscriber understands that the Securities are being offered and sold to he, she, or it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the Subscriber’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the Subscriber will immediately provide the Company with such information;

xvi)     The Subscriber has the requisite power and authority to enter into and perform the transactions contemplated by this Agreement and the purchase of the Securities. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other entity action, and no further consent or authorization of the Subscriber or its Board of Directors, managers, stockholders, members, trustees, holders or partners, as the case may be, as required. When executed and delivered by the Subscriber, this Agreement shall constitute a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms;

xvii)     The Subscriber has not agreed to act with any of the other investors for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, and the Subscriber is acting independently with respect to its investment in the Securities;

xviii)     The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Qualification Questionnaire, which Qualification Questionnaire Subscriber has completed completely and honestly;

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xix)     The Subscriber confirms and certifies that:

(a)	Subscriber is in receipt of and has carefully and thoroughly read and reviewed and understands the Information for Residents of Certain States, attached hereto as Exhibit A.

(b)	Prior to the Subscriber’s entry into this Agreement, Subscriber has had an opportunity to review the Company’s reports, schedules, forms, statements and other documents filed by the Company with the United States Securities and Exchange Commission (the “SEC Reports”) (which filings can be accessed by going to http://www.sec.gov/edgar/searchedgar/companysearch.html, typing “ Biotechnology” in the “Company name” field, and clicking the “Search” button), including, but not limited to (A) the Form 10-K for the year ended May 31, 2016 (the “Annual Report”); (B) the Form 10-Qs for any and all quarters following the Annual Report filed with the Securities and Exchange Commission after May 31, 2016, and prior to the Subscriber’s execution of this Agreement (if any); and (C) the Form 8-Ks filed with the Securities and Exchange Commission on September 2, 2016 and September 22, 2016 and any other Form 8-Ks (or Form 8-K/As) filed with the Securities and Exchange Commission after September 22, 2016, and prior to the Subscriber’s execution of this Agreement.

(c)	The Subscriber is aware of and understands the risks regarding the Company’s announced planned business combination transaction with Brown Technical Media Corporation, including, but not limited to the fact that such transaction may be delayed, may not close at all, may close on less favorable terms than announced, may require the Company to assume significant liabilities and/or incur significant costs and expenses, may result in a change of control of the Company, and that even if such transaction closes, such transaction may not be beneficial or accretive to the Company.

(d)	The Subscription hereunder is irrevocable by Subscriber, and, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

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(e)	No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities.

(f)	The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506(b) of Regulation D and/or Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(g)	It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D or Regulation S, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(h)	The Company will not pay any brokers, dealers or finders fees in connection with the Offering.

(i)	Subscriber, as required by the Internal Revenue Code, certifies under penalty of perjury that 1) the Social Security Number or Federal Identification Number provided below is correct and 2) Subscriber is not subject to backup withholding either because Subscriber has not been notified that Subscriber is subject to backup withholding as a result of a failure to report interest or dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding.

(j)	IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON HIS, HER, OR ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(k)	THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

xx)     The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the undersigned’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds. The Subscriber further confirms that the Company may undertake additional offerings in the future and/or may issue shares to consultants or employees at offering prices below that of the Offering, which may cause dilution to the Subscriber; and

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xxi)     The Subscriber expressly represents and warrants to the Company that (a) before executing this Agreement, he, she or it has fully informed itself, himself or herself of the terms, contents, conditions and effects of this Agreement, and the Shares; (b) the Subscriber has relied solely and completely upon its own judgment in executing this Agreement; (c) the Subscriber has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; and (d) the Subscriber has acted voluntarily and of its, his or her own free will in executing this Agreement.

D.     Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph C hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties and the breach of any representations and warranties whatsoever made herein. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber becomes a shareholder of the Company and/or the date of this Agreement in the event the Company does not accept the Subscriber’s subscription. No representation, warranty or covenant in this Agreement, nor the Qualification Questionnaire, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were or are to be made, not misleading.

E.     Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.

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F.     Future Financings and Offerings. Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources in the future, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful. Moreover, Subscriber understands and agrees that the Company reserves the right to make future offers, either public or private, of securities, including, but not limited to, promissory notes, shares of common stock, preferred stock or warrants, on terms that may be more than or less favorable than the Shares. Subscriber further confirms that Subscriber has no right to purchase any securities in any future offerings.

G.     Confidentiality. Subscriber agrees to maintain in confidence all information furnished by the Company or its agents that may be deemed to be material nonpublic information, including, but not limited to the fact that the Offering is being made and the terms and conditions of this Offering.

H.     Anti-Dilution Protection. In the event that the Company consummates a sale of Common Stock for cash consideration (a “Financing”) prior to January 1, 2018 (such applicable period, the “Anti-Dilution Period”), and the price per share of such Common Stock shares sold in such Financing (the “Per Share Price”) is less than $0.15 per share (the “Anti-Dilution Price”)(each as adjusted for stock splits, dividends, recapitalizations and the like), the Subscriber who purchased Shares hereunder shall receive such additional number of Shares equal to (i) the aggregate Purchase Price paid by the Subscriber, divided by (ii) the price that Common Stock was sold at in the Financing (or any subsequent Financing where the Per Share Price is less than the prior Anti-Dilution Price), minus (iii) the total aggregate Shares issued to the Subscriber at the time of his, her or its entry into this Agreement plus any additional Shares previously issued to the Subscriber pursuant to the terms of this Section H. Each time that additional Shares are issued to the Subscriber under this Section H, the “Anti-Dilution Price” shall be deemed to reset and equal the lowest Per Share Price for all Financings to date through the Anti-Dilution Period, immediately after such applicable issuance of Shares. Notwithstanding the above, no Shares will be issued to the Subscriber pursuant to this Section H and no anti-dilution rights hereunder will apply (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of this Agreement; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan, stock option plan or restricted stock plan of the Company now existing or to be implemented in the future; (iii) upon the issuance of any securities in connection with an acquisition by the Company; (iv) upon the issuance of any securities pursuant to a commitment by the Company that has been previously disclosed prior to the date hereof; (v) in connection with any public offering of securities; (vi) in connection with the sale, exercise or conversion of any convertible securities, warrants or options; or (vii) in connection with the issuance of shares of Common Stock other than for cash consideration.

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I.     Piggyback Registration Rights. The Company covenants and agrees that if, at any time prior to the Registration Rights Expiration Date (defined below), it proposes to file a registration statement with respect to any class of equity or equity-related securities (other than in connection with an offering to the Company’s employees or in connection with an acquisition, merger or similar transaction) under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for the issuance or resale of the Shares, the Company will either include the Shares in such registration statement or give prompt written notice to Subscriber of its intention to file such registration statement and will offer to include in such registration statement, such number of Shares with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the giving of notice by the Company (the “Piggyback Registration Rights”). The Subscriber shall also provide the Company customary and reasonable representations and confirmations regarding the Shares held by the Subscriber, information relating to the beneficial ownership of other securities of the Company held by such Subscriber, information regarding the persons with voting and dispositive control over the Subscriber and such other information as the Company or its legal counsel may reasonably request. The Subscriber acknowledges and understands that the Company shall not be required to include Shares in a registration statement relating solely to an offering by the Company of securities for its own account if the managing underwriter or placement agent shall have advised the Company in writing that the inclusion of such securities will have a material adverse effect upon the ability of the Company to sell securities for its own account, and provided further that the Subscriber is not treated less favorably than others seeking to have their securities included in such registration statement. Notwithstanding the obligations set forth above, if any Securities and Exchange Commission guidance sets forth a limitation on the number of securities permitted to be registered on a particular registration statement as a secondary offering, the number of Shares to be registered on such registration statement will be reduced pro rata between the Subscriber (or other parties) whose securities are included in such registration statement. The “Registration Rights Expiration Date” is January 1, 2018.

J.     U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber represents and warrants that Subscriber is not and is not acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an Office of Foreign Assets Control (“OFAC”) list, or a person or entity prohibited under the OFAC Programs.

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K.     Entire Agreement. This Subscription is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription, or the Securities, whether set forth in any presentations other documents or information provided to the Subscriber or otherwise.

L.     Construction. The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto. All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

M.     Purchase Payment. The Purchase Price shall be paid to the Company in cash, check or via wire transfer simultaneously with the Subscriber’s entry into this Agreement.

N.     Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

O.     Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

P.     Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

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Q.     Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

R.     Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas. In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in Harris County, Texas.

S.     Collection of Personal Information. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the fact the Company is collecting the Subscriber’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser). By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s (and any beneficial purchaser’s) personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

T.     Amount of Subscription. The undersigned hereby subscribes to _____________ Shares for an aggregate amount of $___________.

“PURCHASER”

Check enclosed in the amount of $____________ or Wire Transfer Sent in the Amount of $__________

Subscribed for: _______________ Shares.

Social Security or Taxpayer I.D. Number [required if applicable]: ____________________________

Business Address (including zip code): ____________________________

Business Phone: (  ) ____________________________

Residence Address (including zip code) ____________________________

Residence Phone: (   ) ____________________________

All communications to be sent to: Business or Residence Address

Name Shares should be registered in:_________________________________________________

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If different than subscriber name please advise of the reason for such difference:

__________________________________________________________________

Address for registration of shares:___________________________________________________

Email Address:__________________________________________________________________

Please indicate on the following pages the form in which you will hold title to your interest in the securities. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

Please select one of the following forms of ownership:

___	INDIVIDUAL OWNERSHIP (one signature required)

___	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

___	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

___	TENANTS IN COMMON (both or all parties must sign)

___	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

___	LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

___	LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

___	CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation’s Articles and certified Corporate Resolution authorizing the signature)

___	TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

PLEASE ALSO COMPLETE PAGES 16, 17 OR 18 AS APPLICABLE, BELOW, AND

THE QUESTIONNAIRE BEGINNING ON PAGE 19 OF THIS SUBSCRIPTION

AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

16

EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

1.     If the subscriber is an INDIVIDUAL, complete the following:

_____________________________________________

Signature of Subscriber

_____________________________________________

Name (please type or print)

_____________________________________________

Signature of Spouse or Co-Owner if funds are

to be invested as joint tenants by the entirety

or community property.

_____________________________________________

Name (please type or print)

2.     If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Shares and, further, that the Corporation has all requisite authority to acquire such Shares.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

___________________________________________

Name of Corporation (please type or print)

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

17

3.     If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Shares and that he has all requisite authority to acquire such Shares for the Partnership.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

_____________________________________________

Name of Partnership (please type or print)

By: __________________________________________

Name: ________________________________________

Title: _________________________________________

4.     If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Shares and the undersigned, as trustee, has all requisite authority to acquire such Shares for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

__________________________________

Name of Trust (Please type or print)

By: _______________________________

Name: _____________________________

Title: ______________________________

18

5.     If the subscriber is a LIMITED LIABILITY COMPANY, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the Limited Liability Company listed below (“Company”) to acquire the Shares and, further, that the Company has all requisite authority to acquire such Shares.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Company and that he has authority under the articles of organization, company agreement, and resolutions of the managers and/or members, as applicable, of such Company to execute this Subscription Agreement. Such officer encloses a true copy of the articles of organization, the operating agreement and, as necessary, the resolutions of the managers and/or members authorizing a purchase of the investment herein, in each case as amended to date.

___________________________________________

Name of Company (please type or print)

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

ACCEPTED BY THE COMPANY this the _____ day of _________, 2016.

PANTHER BIOTECHNOLOGY, INC.

By:______________________________

Name:____________________________

Title:_____________________________

PLEASE ALSO COMPLETE THE QUESTIONNAIRE BEGINNING ON PAGE 18 OF

THIS SUBSCRIPTION AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

19

Subscription Documents - Continued

PANTHER BIOTECHNOLOGY, INC. (THE “COMPANY”)

INVESTOR APPLICATION

(QUALIFICATION QUESTIONNAIRE)

(CONFIDENTIAL)

ALL INFORMATION CONTAINED IN THIS APPLICATION WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this application to such parties as the Company, in its discretion, deems appropriate when called upon to establish that the proposed offer and sale of the Securities are exempt from registration of the Securities Act of 1933, as amended, or meet the requirements of applicable securities and blue sky laws.

PART I - INDIVIDUALS (OTHERS COMPLETE PART II)

1.     Name: __________________________________

2.     Residence Address: __________________________________

Residence Telephone: _____________________________

3.     Social Security Number: ______________________________

Date of Birth: __________________________________

Citizenship: __________________________________

4.     Present Employer: __________________________________

Business Address: __________________________________

Business Telephone: __________________________________

Title/Position: __________________________________

Length of Time: __________________________________

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5.     I prefer to have communications sent to:

Home Address or _________Business Address

6.     Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed):

CHECK ALL THAT APPLY

__	(a)	Ownership of stocks, bonds, and other securities

__	(b)	Investment in partnerships, joint ventures and other syndicates

__	(c)	Other direct or partnership investments (such as real estate, oil and gas, equipment leasing, research and development, agriculture or commodities syndications)

Do you make your own ultimate decisions on your investments? YES [   ]          NO [   ]

7.     Method of Investment Evaluation

Each subscriber must have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or must retain the services of a Purchaser Representative(s) (who may be an attorney, accountant or other financial advisor but not a person employed by or associated with the Company or its affiliates) for the purpose of this particular transaction.

This item is presented in alternative form. Please cheek the appropriate alternative.

____ Alternative One: No Advisor.

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and will not require a Purchaser Representative.

____ Alternative Two: Purchaser Representative.

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I have relied upon the advice of the following Purchaser Representative (who is not affiliated with the Company or its affiliates) in evaluating the merits and risks of an investment in the Company.

Name: _____________________________________

(name of purchaser representative)

Address: _____________________________________

Relationship: _____________________________________

The above-named Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

PLEASE COMPLETE 8 OR 9, BELOW

8.     Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I (please check all that are applicable):

☐	have a net worth (either individually or jointly with spouse) in excess of $1,000,000 in United States Dollars (“USD”) (not including my principal residence); or

☐	am an individual who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expects individual income in excess of $200,000 during the current tax year; or

☐	am an individual who had an income (including joint income with spouse) in excess of USD $300,000 in each of the two most recent tax years and reasonably expects individual income in excess of USD $300,000 during the current tax year.

“Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me. I, the undersigned, undertake to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering or, if relevant, any time during the existence of the Company.

Date: ___________________              Signature: ________________________________________

22

9.     Non-U.S. Person Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I reside outside of the United States and am not a “U.S. person” as such term is defined under Regulation S as promulgated by the SEC under authority of the 1933 Act. I was not solicited for an investment in the Offering by the Company or any person or entity acting on its behalf while I was located within the United States and has not entered into the Subscription Agreement inside the United States. To enable the Company to avoid withholding interest paid, I certify under penalty of perjury that I am neither a citizen nor a resident of the United States and that its address set forth above is correct. At the time the buy order for the Securities was originated, Subscriber was outside the United States. Subscriber is purchasing the Securities for his or her own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States. I further agree to comply with all of the requirements of Regulation S of the 1933 Act.

I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me. I, the undersigned, undertake to notify the Company or the Company immediately of any material change in any of such information occurring prior to the closing of the Offering or, if relevant, any time during the existence of the Company.

Date: ___________________              Signature: ________________________________________

[If individual purchasers are co-tenants, tenants-in-common or joint owners

(including joint owners with such purchaser’s spouse) all co-tenants, tenants-in-common and/or joint owners shall complete a copy of Part I above]

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PART II-INVESTORS WHO ARE NOT INDIVIDUALS

1.     General Information

Entity Name (“Entity”): ___________________________________________

Address of Principal Office: ___________________________________________

Type of Organization: ___________________________________________

Date and Place of Organization: ___________________________________________

(Please attach a copy of your organizational documents in effect, including any amendments).

2.     Business

A brief description of the business conducted by the entity is as follows:

Each person involved in making the decision on behalf of the entity, to subscribe to purchase Securities is listed below [NOTE AT LEAST ONE NAME MUST BE LISTED]:

Name __________________                    Title __________________

Name __________________                    Title __________________

Name __________________                    Title __________________

[Please list any additional names on a separate page].

Each person named above must complete Part I of this questionnaire.

24

PLEASE COMPLETE 3 OR 4, BELOW AND PLEASE ALSO COMPLETE SECTION 5

3.     Accredited Investor Status of Entity

Please cheek the appropriate description which applies to you.

_____ (a) A bank, as defined in Section 3 (a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or a fiduciary capacity.

_____ (b) An insurance company, as defined in Section 2(13) of the Securities Act of 1933.

_____ (c) An investment company registered under the Investment Company Act of 1940.

_____ (d) A business development company, as defined in Section (a)(48) of the Investment Company Act of 1940.

_____ (e) A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ (f) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by you as a plan fiduciary, as defined in Section 3(21) of such Act, and you are a bank, insurance company or a registered investment advisor, or you have total assets in excess of $5 million.

_____ (g) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (h) An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

_____ (i) An entity (other than a trust, which must meet the requirements set forth in Section (j), below) in which all of the equity owners are accredited investors and meet at least one of the criteria listed in Part I, Section 8 of this Questionnaire.

_____ (j) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

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If you checked (i), please complete the following part of this question:

(1)     List all equity owners: __________________________________

(2)     What is the type of entity? _______________________________

(3)     Attach a copy of your resolutions or other evidence of the entity’s authority to make this investment.

(4)     Represent that each equity owner qualifies individually to Part I, Section 9 of this Questionnaire by printing each equity owners name below (you may include an additional sheet if necessary):

_________________________________________________________

_________________________________________________________

_________________________________________________________

(5)     Please confirm that the entity was not formed solely for the purpose of subscribing for Securities in the Offering by initialing below:

_________________________________________________________

4.     Non “U.S. Person Status”

Please initial next to the below paragraph certifying the accuracy of such representations:

______	The Entity is organized and has a principal place of business outside of the United States and is not a “U.S. person” as such term is defined under Regulation S as promulgated by the SEC under authority of the 1933 Act. The Entity was not solicited for an investment in the Offering by the Company or any person or entity acting on its behalf within the United States and has not entered into the Subscription Agreement inside the United States. To enable the Company to avoid withholding interest paid, the Entity certifies under penalty of perjury that it is neither a citizen nor a resident of the United States and that its address set forth above is correct. At the time the buy order for the Securities was originated, Subscriber was outside the United States. Subscriber is purchasing the Securities for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States. The Entity further agrees to comply with Regulation S of the 1933 Act.

26

5.     Representations

The undersigned represents on behalf of the entity that:

(a) The entity has, and its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or the entity has retained an attorney, accountant, financial advisor or consultant as a Purchaser Representative); that because of the background and employment experience of the entity’s equity owners, its officers, directors or employees, it has received and has had access to material and relevant information enabling it to make an informed investment decision, and that all data it has requested has been furnished to it.

If applicable, the name, employer, address and telephone number of the entity’s Purchaser Representative follows:

(b) The information contained herein is complete and accurate and may be relied upon by you.

Attached is the requested information (e.g., articles of incorporation, bylaws and resolutions) for your review.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. The undersigned represents that neither the entity it represents nor, its officers, directors or shareholders have any state or federal judicial judgments adverse to them nor are there any state or federal tax liens against them, nor is there any pending or threatened litigation adverse to them. The undersigned undertakes to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering, or, if relevant, any time during the existence of the Company.

Entity

Date: ____________________________________________________

Name of Entity Typed or Printed: _________________________________

By: ____________________________________________________

Name: ____________________________________________________

Title: ____________________________________________________

PLEASE ALSO CONFIRM THAT EACH PERSON NAMED IN PART II, SECTION 2,

ABOVE HAS COMPLETED PART I OF THIS QUESTIONNAIRE.

27

EXHIBIT A

INFORMATION FOR RESIDENTS OF CERTAIN STATES

Each prospective purchaser should read the legend and/or state disclosure listed below applicable to the state in which he resides. The state disclosures and/or legends listed below do not in any way constitute or imply that offers or sales may be made in such states. Offers and/or sales may only be made in those states approved by the Company. If any prospective purchaser resides in a state not included below, such prospective investor should request the state legend applicable to such purchaser’s state prior to making an investment in the Company.

California Residents:

These securities have not been registered under the Securities Act of 1933, as amended, or the California Corporations Code by reason of specific exemptions thereunder relating to the limited availability of the offering. These securities cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the California Corporations Code, if such registration is required.

Connecticut Residents:

These securities offered herein have not been registered under section 36-485 of the Connecticut Uniform Securities Act (the “Act”) and, therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available.

Florida Residents:

These securities have not been registered under the Florida Securities and Investor Protection Act in reliance upon exemption provisions contained therein. Section 5l7.061(11)(a)(5) of the Florida Securities and Investor Protection Act (the “Florida Act”) provides when sales are made to five or more purchasers in this state that any purchaser of securities in Florida which are exempted from registration under Section 517.061(11) of the Florida Act may withdraw his subscription agreement and receive a full refund of all monies paid, within three days after the later of (i) the date he tenders consideration for such securities and (ii) the date this statutory right of rescission is communicated to him (which shall be established conclusively by the Company’s provision of this “Information for Residents of Certain States”). Any Florida resident who purchases securities is entitled to exercise the foregoing statutory rescission right by telephone, telegram, or letter notice to the Company. Any telegram or letter should be sent or postmarked prior to the end of the third business day. A letter should be mailed by certified mail, return receipt requested, to ensure its receipt and to evidence the time of mailing. Any oral requests should be confirmed in writing.

Georgia Residents:

The securities sold in the state of Georgia have been issued or sold in reliance on paragraph (I3) of Code section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.

28

Illinois Residents:

These securities have not been approved or disapproved by the Secretary of State of Illinois, nor has the Secretary of State of Illinois nor the State of Illinois passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Indiana Residents:

These securities have not been registered under Section 3 of the Indiana Securities Act and therefore, cannot be resold or transferred unless they are so registered or unless an exemption from registration is available.

Maryland Residents:

The Securities which are the subject of this offering memorandum have not been registered under the Maryland Securities Act in reliance upon the exemption in section 11-602(9) of such act. Unless these Securities are registered, they may not be re-offered for sale or resold in the State of Maryland, except as security, or in a transaction exempt under such Act.

Minnesota Residents:

The securities represented by this Memorandum have not been registered under Chapter 80A of the Minnesota Securities Laws and may not be sold, transferred or otherwise disposed of except pursuant to registration or an exemption therefrom.

New Jersey Residents:

These securities have not been approved or disapproved by the Bureau of Securities of the State of New Jersey, nor has the Bureau passed on or endorsed the merits of this Offering. The filing of the written Offering does not constitute approval of the issue or the sale thereof by the Bureau of Securities. Any representation to the contrary is unlawful.

These are speculative securities and involve a high degree of risk. These securities are offered only to bona fide adult residents of the State of New Jersey.

New York Residents:

This Private Placement Memorandum has not been reviewed by the attorney general of the State of New York (or any other state) prior to its issuance and use. The attorney general of the State of New York has not passed upon or endorsed the merits of this Offering. Any representation to the contrary is unlawful.

All purchasers who are offered the Securities within or from the State of New York shall be deemed to automatically confirm and certify the following to the Company in connection with their execution of the Subscription Agreement:

“I understand that this offering of Securities in the Company has not been reviewed by the Attorney General of the State of New York because of the issuer’s representations that this is intended to be a nonpublic Offering pursuant to SEC Regulation D and that if all of the conditions and limitations of Regulation D are not complied with, the offering will be resubmitted to the Attorney General for amended exemption. I understand that any offering literature used in connection with this offering has not been pre-filed with the Attorney General and has not been reviewed by the Attorney General. This security is being purchased for his own account for investment, and not for distribution or resale to others. I agree that I will not sell or otherwise transfer these securities unless they are registered under the Federal Securities Act of 1933, or unless an exemption from such registration is available. I represent that I have adequate means of providing for my current needs and possible personal contingencies and that I have no need for liquidity of this investment.”

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“It is understood that all documents, records and books pertaining to this investment have been made available for inspection by my attorney and/or my accountant or my offeree representative and myself, and that the books and records of the issuer will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.”

Ohio Residents:

These securities have not been approved or disapproved as an investment for any Ohio resident by the Ohio Division of Securities nor has the Division passed upon the accuracy of the offering.

Pennsylvania Residents:

Residents of the Commonwealth of Pennsylvania can only transfer the Securities offered hereby in accordance with the provisions of section 203(d) of the Pennsylvania Securities Act of 1972 and are subject to the following conditions:

A. Under the provisions of the Pennsylvania Securities Act of 1972, a Pennsylvania resident who accepts an offer to purchase securities exempted from registration by section 203(d)(f)(p) or (r) directly from an issuer or affiliate of an issuer shall have the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person, within two business days from the date of receipt by the issuer of this written binding contract to purchase, or in the case of a transaction where there is no written binding contract to purchase, within two business days after he makes the initial payment for the securities being offered.

B. Pursuant to Section 203.041(c)(1) of the Pennsylvania Blue Sky Regulations (“Regulations”), the purchaser must acknowledge that he or she agrees not to sell the securities purchased herein within 12 months after the date of purchase except in accordance with Section 204.011 of the Regulations. Section 204.011 provides for an automatic waiver of the 12 month holding period under certain conditions including that the securities purchased are subsequently being registered under the Securities Act of 1933 or 1934.

Texas Residents:

Each purchaser of Securities must bear the economic risk of an investment in the Company for an indefinite period of time. The Securities have not been registered under the Securities Laws of Texas or the Securities Act of 1933 and may not be transferred or sold by the purchaser thereof except in transactions that are exempt from registration under the Securities Laws of Texas and the Securities Act of 1933 or pursuant to an effective registration thereunder.

Virginia Residents:

Any predictions and representations, written or oral, which do not conform to those contained in the Memorandum, shall not be permitted.

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Wisconsin Residents:

The Securities Commission of the State of Wisconsin has not passed upon the merits or qualifications of, or recommended or given approval to, the securities hereby offered, nor has the Securities Commissioner of this state passed upon the adequacy of this Memorandum. Any representation to the contrary is a criminal offense.

The investor must rely on his own examination of the person or entity creating the securities and the terms of the Offering, including the merits and risks involved in making an investment decision on these securities.

NASAA UNIFORM LEGEND

In making an investment decision investors must rely on their examination of the offering, including the merits and risks involved. These securities have not been recommended by a federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the investment risks of this investment for an indefinite period of time.

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